SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 30, 2004


                              ENGELHARD CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      1-8142                 22-1586002
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)         Identification No.)



         101 Wood Avenue, Iselin, New Jersey                      08830
-------------------------------------------------------   ----------------------
       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (732) 205-5000



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Item 5. Other Events and Regulation FD Disclosure.

On July 30, 2004, Engelhard Corporation issued a press release reporting that it had completed its acquisition of The Collaborative Group, Ltd. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release, dated July 30, 2004

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 2004

                               ENGELHARD CORPORATION




                               By:  /s/ Arthur A. Dornbusch II
                                    ------------------------------------------
                                    Name:   Arthur A. Dornbusch II
                                    Title:  Vice President,
                                            General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

99.1                        Press Release dated July 30, 2004